UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2018

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 20, 2017, from November 2016 through June 2017, NeuroOne, Inc. entered into Subscription Agreements with the subscribers (the “Series 1 Subscribers”) identified therein (the “Series 1 Subscription Agreements”). Pursuant to the terms of the Series 1 Subscription Agreements, NeuroOne, Inc. issued to the Series 1 Subscribers convertible promissory notes, which were amended in December 2016 and November 2017 (as amended, the “Series 1 Notes”), and warrants to purchase shares of the Company’s capital stock, which were amended in June 2017 and November 2017 (as amended, the “Series 1 Warrants”). The Company and NeuroOne, Inc. consummated the transactions contemplated by the Agreement and Plan of Merger and Reorganization on July 20, 2017 and the Company assumed the Series 1 Notes and the Series 1 Warrants on such date.

As previously disclosed in a Form 8-K filed by the Company with the SEC on August 23, 2017, on August 18, 2017, the Company entered into Subscription Agreements with the subscribers (the “Series 2 Subscribers”, and together with the Series 1 Subscribers, the “Subscribers”) identified therein (the “Series 2 Subscription Agreements”). Pursuant to the terms of the Series 2 Subscription Agreements, the Company issued to the Series 2 Subscribers promissory notes, which were amended in November 2017 and March 2018 (as amended, the “Series 2 Notes”, and together with the Series 1 Notes, the “Notes”), and warrants to purchase shares of the Company’s capital stock, which were amended in March 2018 (as amended, the “Series 2 Warrants”, and together with the Series 1 Warrants, the “Original Warrants”). In addition to the Series 2 Warrants, in March 2018 the Company issued to the Series 2 Subscribers additional warrants to purchase shares of the Company’s capital stock (the “Additional Warrants”, and together with the Original Warrants, the “Warrants”).

The Notes bear interest at a fixed rate of 8% per annum. Pursuant to the Notes, the Company is required to repay the outstanding principal and accrued and unpaid interest on the Notes on July 31, 2018 (the “Maturity Date”). If the Company consummates an equity or equity-linked round of financing resulting in more than $3 million in gross proceeds (the “Qualified Financing”) before the Maturity Date, the outstanding principal and accrued and unpaid interest on the Notes shall automatically convert into the securities issued by the Company in the Qualified Financing based on the greater number of such securities resulting from either (i) the outstanding principal and accrued interest on the Notes divided by $1.80 or (ii) the outstanding principal and accrued interest on the Notes multiplied by 1.25, divided by the price paid per security in such financing. The Notes are also subject to conversion in the event of a change in control transaction (or the Company’s initial public offering) (the date of any such conversion of the Notes in connection with a change in control transaction, initial public offering or Qualified Financing, the “Conversion Date”).

If the Notes convert in connection with a Qualified Financing, each Original Warrant grants the Subscribers the option to purchase up to the number of shares of capital stock of the Company equal to the shares of capital stock received by the Subscriber upon the conversion of the Note at a per share exercise price equal to the actual per share price of the securities issued in the Qualified Financing. Each Additional Warrant grants the Series 2 Subscribers the option to purchase up to the number of shares of capital stock of the Company equal to the product obtained by multiplying (i) the outstanding principal amount of the Note held by such Series 2 Subscriber and (ii) 0.75; at a per share exercise price of $1.80. The Warrants are exercisable commencing on the Conversion Date and expire on November 21, 2021.

Effective as of July 2, 2018, the Company entered into the Series 1 Notes Debt Conversion Agreement with each Series 1 Subscriber and the Series 2 Notes Debt Conversion Agreement with each Series 2 Subscriber (the “Conversion Agreements”) to (i) convert the outstanding principal and accrued and unpaid interest (the “Outstanding Balance”) under the Notes into shares of the Company’s common stock, $0.001 par value (the “Common Stock”) based on the Outstanding Balance divided by $1.80 per share (the “Conversion Shares”); (ii) cancel and extinguish the Notes; and (iii) amend and restate the Warrants to make them immediately exercisable upon conversion, at a per share exercise price equal to $1.80 per share. As consideration for the early conversion of the Notes, the Company issued each Subscriber a new warrant (the “Payment Warrants”), exercisable for up to the number of shares of Common Stock equal to the number of Conversion Shares received by such Subscriber; at a per share exercise price of $1.80 per share. The Payment Warrants are exercisable commencing on July 2, 2018, and expire on November 21, 2021.

Pursuant to the Conversion Agreements, $1,804,063.71 of the outstanding principal and interest of the Series 1 Notes was converted into 1,002,258 shares of Common Stock and $259,296.89 of the outstanding principal and interest of the Series 2 Notes was converted into 114,053 shares of Common Stock. As of July 2, 2018, 2,482,372 shares of Common Stock were issuable upon exercise of the Warrants and Payment Warrants.

The Series 1 Notes Debt Conversion Agreement and Series 2 Notes Debt Conversion Agreement are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Conversion Agreements and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company issued shares of its Common Stock to certain of the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers. The Conversion Shares, Warrants, Payment Warrants and the shares of Common Stock issuable upon exercise of the Warrants and Payment Warrants have not been and may not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Warrants, Payment Warrants, shares of Common Stock or any other securities of the Company.

Item 9.01.  Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Series 1 Notes Debt Conversion Agreement

10.2	Form of Series 2 Notes Debt Conversion Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Dated: July 6, 2018	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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